                                                                  EXHIBIT 10(d)

                   THE 1988 INCENTIVE EQUITY PERFORMANCE PLAN
                                       OF
                            THE LAMSON & SESSIONS CO.

                                    RECITALS

      WHEREAS, The Lamson & Sessions Co., an Ohio corporation (the "Company"), with the approval of the Company's shareholders, has established the 1988 Incentive Equity Plan of the Company (the "Plan");

      WHEREAS, the Board of Directors of the Company (the "Board") desires to amend the Plan; and

      WHEREAS, the Board has approved this Amendment (this "Amendment") in accordance with the provisions of Section 10 of the Plan.

        NOW THEREFORE, the undersigned hereby amends the Plan as follows:

        1. The second sentence of the first paragraph of Section 12(d) of the Plan is amended to delete the words "Unless otherwise determined by the Company" and to read in its entirety "Withholding obligations may be settled in Stock, including Stock that is part of the award that gives rise to the withholding requirement."

        2. This Amendment shall be effective as of October 19, 2000, upon approval by the Board.

        3. Except as expressly set forth in this Amendment, the Plan remains unchanged and continues in full force and effect.